UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2006


                        Commission File Number 001-15977

                             Tiger Telematics, Inc.
             (Exact name of registrant as specified in its charter)

                   Delaware                                13-4051167
        (State or other jurisdiction of                  (IRS Employer
        Incorporation or organization)               Identification Number)

           550 Water Street Suite 937                         32202
            Jacksonville, FL
   (Address of principal executive offices)                (Zip Code)

                                 (904) 279-9240
              (Registrant's telephone number, including area code)

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Item 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 14, 2006 Goldstein Golub Kessler LLP ("GGK") resigned as Independent certified public accountants for Tiger Telematics, Inc. ("the
Company"). GGK cited as its reasons for resigning (i)the company's inability to complete its investigation of certain former officers and directors due to a lack of funds, (ii)questions about management integrity, (iii)lack of a current engagement letter, and (iv) amounts outstanding to GGK. GGK's letter to the Company is included as an Exhibit to this filing.

GGK's report on the consolidated financial statements for the year ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles; however, the report for the year ended December 2004 contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of the Company's ability to continue as a going concern. That report further disclosed material weaknesses in internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act in Management's Report on Internal Control over Financial Reporting in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. For additional information regarding Management's Report on Internal Control over Financial Reporting, see the Company's Annual Report on Form 10-K for the year ended December 31, 2004, which is incorporated by reference herein. GGK's opinion stated that the company did not maintain effective internal control over financial reporting as of December 31, 2004.

Further, in connection with its audits of the company's consolidated financial statements for the years ended December 31, 2004, 2003, and 2002 and the subsequent interim periods immediately preceding the date of GGK's resignation, the Company had no disagreements with GGK on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on consolidated financial statements of the Company.

GGK has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the statements made by the Company herein. A copy of such letter, dated July 14, 2006, is attached as an Exhibit to this report.

Item 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 9.1.
GGK resignation letter dated June 14, 2006.

Exhibit 9.2
GGK letter addressed to the Securities and Exchange
Commission stating whether or not GGK agrees with statements made by the Company herein.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TIGER TELEMATICS, INC.
(Registrant)


/S/ Michael W. Carrender      Chief Executive Officer          July 14, 2006
------------------------
Michael W. Carrender